    FOR IMMEDIATE RELEASE
NORWOOD FINANCIAL CORP
ANNOUNCES SECOND QUARTER EARNINGS

July 22, 2015-Honesdale, PA
Lewis J. Critelli, President and Chief Executive Officer of Norwood Financial Corp (Nasdaq Global Market-NWFL) and its subsidiary, Wayne Bank, announced earnings for the three months ended June 30, 2015 of $1,963,000.  This represents a decrease of $71,000, from the $2,034,000 earned in the similar period of 2014 due primarily to a decrease in gains on sales of securities which was partially offset by reduced operating expenses.  Earnings per share (fully diluted) were $.53 in the 2015 period, decreasing from the $.56 earned in the similar period of 2014.  Annualized return on average assets for the three months ended June 30, 2015 was 1.06% with an annualized return on average equity of 7.80%.  Net income for the six months ended June 30, 2015 totaled $4,004,000, which is slightly higher than the same six-month period of last year.  Earnings per share (fully diluted) for the six months ended June 30, 2015 and 2014 totaled $1.08 and $1.10 per share, respectively.
Total assets as of June 30, 2015 were $751.5 million with loans receivable of $538.9 million, deposits of $575.6 million and stockholders’ equity of $99.9 million.
Loans receivable increased $36.6 million since June 30, 2014.  Commercial loans increased $25.2 million which includes a $23.8 million increase in municipal financing.  Retail loans grew $11.3 million during the period which includes a $6.8 million increase in indirect auto and marine financing and a $5.2 million increase in residential mortgage loans.  The Company also sold $3.8 million of fixed-rate residential mortgages during the period, principally with 30-year terms, for purposes of interest rate risk management.  Total deposits increased $20.9 million over the past twelve months which includes a $10.3 million increase in time deposits, a $6.9 million increase in other interest bearing deposits, and a $3.7 million increase in non-interest bearing demand deposits.  Stockholders’ equity increased $3.7 million over the past year, due principally to the retention of earnings.
Non-performing assets, which include non-performing loans and foreclosed assets, totaled $12.1 million and represented 1.62% of total assets as of June 30, 2015 compared to $11.8 million, or 1.65% of total assets, as of June 30, 2014.  Net charge-offs were $479,000 for the quarter and totaled $968,000 for the six months ended June 30, 2015 compared to $537,000 and $937,000, respectively, for the similar periods in 2014.  Based on the levels of non-performing assets and net charge-offs, the Company determined that it was appropriate to provide $420,000 and $1,040,000 for potential future loan losses for the three and six month periods ended June 30, 2015, respectively, compared to $420,000 and $840,000, respectively, for the similar periods in 2014.  The allowance for loan losses totaled $5,947,000 as of June 30, 2015 and represented 1.10% of total loans outstanding, compared to $5,611,000 and 1.12% on June 30, 2014.
For the three months ended June 30, 2015, net interest income, on a fully taxable equivalent basis (fte), totaled $6,389,000, a decrease of $100,000 compared to the similar period in 2014.  Net interest margin (fte) for the 2015 period was 3.68% decreasing from 3.91% for the similar period in 2014 due to a decrease of 24 basis points in the yield on interest-earning assets.  The cost of interest-bearing liabilities remained unchanged at 0.63% for both periods.  The reduced margin was due primarily to a 20 basis point decrease in the yield earned on loans as new growth and modifications of existing credits continues to negatively impact the net interest margin.  The yield earned on securities also decreased 19 basis points.  Net interest income (fte) for the six months ended June 30, 2015 totaled $12,991,000, which was $40,000 higher than the similar period in 2014.  The net interest margin (fte) was 3.81% in the 2015 period and 3.91% during the first six months of 2014.  Decreasing yields on loans and securities contributed to the reduced net interest margin.
Other income for the three months ended June 30, 2015 totaled $1,133,000 compared to $1,468,000 for the similar period in 2014.  Net gains from securities sales decreased $375,000 compared to the prior-year period.  For the six months ended June 30, 2015, other income totaled $2,412,000 compared to $2,521,000 in the 2014 period.  Gains on the sales of investment securities totaled $445,000 on sales of $23.4 million for the 2015 period compared to $603,000 on sales of $31.9 million in the 2014 period.
Other expenses totaled $4,168,000 for the three months ended June 30, 2015, a decrease of $305,000, from the $4,473,000 reported in the similar period of 2014.  The decrease was principally due to a reduction of costs and write-downs on properties carried in foreclosed real estate owned.  Salaries and employee benefits also decreased $101,000 compared to the same three month period of 2014.  For the six months ended June 30, 2015, other expenses totaled $8,355,000 compared to $8,605,000 for the similar period in 2014, a decrease of $250,000.  Salaries and employee benefits decreased $128,000 compared to the first half of last year, while foreclosed real estate expenses decreased $71,000.
Mr. Critelli commented, “Our earnings for the first half of 2015 are comparable to the 2014 level.  Sectors of the local economy remain sluggish, and as a result we continue to have pressure on our loan quality ratios.  Working with borrowers experiencing cash flow problems will remain a top priority as we make our way through this difficult economic environment.  The ongoing low level of interest rates and a competitive lending environment also continues to place pressure on our net interest margin.  However, our year-to-date margin and capital levels remain above peer and operating expenses are well controlled.  We continue to search out opportunities available to us and we look forward to serving our growing base of stockholders and customers as the local economy in Northeast Pennsylvania recovers from the extended downturn.”
Norwood Financial Corp., is the parent company of Wayne Bank, which operates fifteen offices throughout Wayne, Pike, Monroe and Lackawanna Counties, Pennsylvania.  The Company’s stock is traded on the Nasdaq Global Market, under the symbol, “NWFL”.
Forward-Looking Statements.
The Private Securities Litigation Reform Act of 1995 contains safe harbor provisions regarding forward-looking statements.  When used in this discussion, the words “believes”, “anticipates”, “contemplates”, “expects”, and similar expressions are intended to identify forward-looking statements.  Such statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those projected.  Those risks and uncertainties include changes in federal and state laws, changes in interest rates, the ability to control costs and expenses, demand for real estate, cybersecurity and general economic conditions.  The Company undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures
This release references tax-equivalent net interest income, which is a non-GAAP (Generally Accepted Accounting Principles) financial measure.  Tax-equivalent net interest income is derived from GAAP net interest income using an assumed tax rate of 34%.  We believe the presentation of net interest income on a tax–equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry practice.
The following reconciles net interest income to net interest income on a fully taxable equivalent basis:

	Three months ended June 30		Six months ended June 30
(dollars in thousands)	2015	2014	2015	2014

Net Interest Income	$6,049	$6,155	$12,356	$12,300
Taxable equivalent basis adjustment using 34% marginal tax rate	340	334	635	651
Net interest income on a fully taxable equivalent basis	$6,389	$6,489	$12,991	$12,951

Contact:    William S. Lance
                  Executive Vice President &
                  Chief Financial Officer
  NORWOOD FINANCIAL CORP
                  570-253-8505
                  www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands, except share data)
(unaudited)
	June 30
	2015	2014
ASSETS
Cash and due from banks	$8,505	$12,196
Interest-bearing deposits with banks	11,937	3,182
Cash and cash equivalents	20,442	15,378

Securities available for sale	151,304	154,925
Loans receivable	538,870	502,316
Less: Allowance for loan losses	5,947	5,611
Net loans receivable	532,923	496,705
Regulatory stock, at cost	2,240	2,437
Bank premises and equipment, net	6,555	6,910
Bank owned life insurance	18,551	18,002
Foreclosed real estate owned	1,382	4,293
Accrued interest receivable	2,340	2,405
Goodwill	9,715	9,715
Other intangible assets	334	446
Deferred tax asset	4,071	3,764
Other assets	1,664	1,882
TOTAL ASSETS	$751,521	$716,862

LIABILITIES
Deposits:
Non-interest bearing demand	$107,610	$103,954
Interest-bearing	468,004	450,760
Total deposits	575,614	554,714
Short-term borrowings	33,842	38,009
Other borrowings	37,211	22,983
Accrued interest payable	988	937
Other liabilities	3,948	4,017
TOTAL LIABILITIES	651,603	620,660

STOCKHOLDERS' EQUITY
Common Stock, $.10 par value, authorized 10,000,000 shares
issued: 3,718,018 shares	372	371
Surplus	35,268	35,091
Retained earnings	65,797	62,613
Treasury stock, at cost: 2015: 37,165 shares, 2014: 70,747 shares	(997)	(1,878)
Accumulated other comprehensive (loss) income	(522)	5
TOTAL STOCKHOLDERS' EQUITY	99,918	96,202

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$751,521	$716,862

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
(unaudited)
	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
INTEREST INCOME
Loans receivable, including fees	$5,924	$5,933	$11,985	$11,913
Securities	950	1,025	1,974	2,013
Other	8	2	12	2
Total Interest income	6,882	6,960	13,971	13,928

INTEREST EXPENSE
Deposits	618	618	1,222	1,253
Short-term borrowings	16	20	29	42
Other borrowings	199	167	364	333
Total Interest expense	833	805	1,615	1,628
NET INTEREST INCOME	6,049	6,155	12,356	12,300
PROVISION FOR LOAN LOSSES	420	420	1,040	840
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,629	5,735	11,316	11,460

OTHER INCOME
Service charges and fees	622	583	1,194	1,159
Income from fiduciary activities	109	99	215	203
Net realized gains on sales of securities	134	509	445	603
Gains on sales of loans, net	12	26	30	66
Earnings and proceeds on life insurance policies	166	175	330	343
Other	90	76	198	147
Total other income	1,133	1,468	2,412	2,521

OTHER EXPENSES
Salaries and employee benefits	2,071	2,172	4,208	4,336
Occupancy, furniture and equipment	542	518	1,098	1,096
Data processing related	201	229	435	441
Taxes, other than income	175	161	350	326
Professional fees	124	174	307	340
FDIC Insurance assessment	65	102	159	216
Foreclosed real estate owned	232	396	390	461
Other	758	721	1,408	1,389
Total other expenses	4,168	4,473	8,355	8,605

INCOME BEFORE TAX	2,594	2,730	5,373	5,376
INCOME TAX EXPENSE	631	696	1,369	1,378
NET INCOME	$1,963	$2,034	$4,004	$3,998

Basic earnings per share	$0.53	$0.56	$1.09	$1.10

Diluted earnings per share	$0.53	$0.56	$1.08	$1.10

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

For the Three Months Ended June 30	2015	2014

Net interest income	$6,049	$6,155
Net income	1,963	2,034

Net interest spread (fully taxable equivalent)	3.53%	3.77%
Net interest margin (fully taxable equivalent)	3.68%	3.91%
Return on average assets	1.06%	1.15%
Return on average equity	7.80%	8.49%
Basic earnings per share	$0.53	$0.56
Diluted earnings per share	$0.53	$0.56

For the Six Months Ended June 30

Net interest income	$12,356	$12,300
Net income	4,004	3,998

Net interest spread (fully taxable equivalent)	3.66%	3.77%
Net interest margin (fully taxable equivalent)	3.81%	3.91%
Return on average assets	1.11%	1.14%
Return on average equity	8.01%	8.48%
Basic earnings per share	$1.09	$1.10
Diluted earnings per share	$1.08	$1.10

As of June 30

Total assets	$751,521	$716,862
Total loans receivable	538,870	502,316
Allowance for loan losses	5,947	5,611
Total deposits	575,614	554,714
Stockholders' equity	99,918	96,202
Trust assets under management	134,732	132,760

Book value per share	$27.40	$26.14
Equity to total assets	13.30%	13.42%
Allowance to total loans receivable	1.10%	1.12%
Nonperforming loans to total loans	2.00%	1.49%
Nonperforming assets to total assets	1.62%	1.65%

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)
	June 30	March 31	December 31	September 30	June 30
	2015	2015	2014	2014	2014
ASSETS
Cash and due from banks	$8,505	$7,658	$8,081	$13,105	$12,196
Interest-bearing deposits with banks	11,937	11,969	4,295	158	3,182
Cash and cash equivalents	20,442	19,627	12,376	13,263	15,378

Securities available for sale	151,304	155,674	156,395	158,701	154,925
Loans receivable	538,870	518,961	501,135	500,844	502,316
Less: Allowance for loan losses	5,947	6,007	5,875	5,651	5,611
Net loans receivable	532,923	512,954	495,260	495,193	496,705
Regulatory stock, at cost	2,240	1,838	1,714	3,210	2,437
Bank owned life insurance	18,551	18,417	18,284	18,143	18,002
Bank premises and equipment, net	6,555	6,632	6,734	6,825	6,910
Foreclosed real estate owned	1,382	1,698	3,726	4,962	4,293
Goodwill and other intangibles	10,049	10,076	10,104	10,133	10,161
Other assets	8,075	7,443	7,042	7,783	8,051
TOTAL ASSETS	$751,521	$734,359	$711,635	$718,213	$716,862

LIABILITIES
Deposits:
Non-interest bearing demand	$107,610	$101,423	$98,064	$102,343	$103,954
Interest-bearing deposits	468,004	468,783	461,880	445,995	450,760
Total deposits	575,614	570,206	559,944	548,338	554,714
Other borrowings	71,053	58,388	47,895	67,296	60,992
Other liabilities	4,936	5,314	4,755	5,172	4,954
TOTAL LIABILITIES	651,603	633,908	612,594	620,806	620,660

STOCKHOLDERS' EQUITY	99,918	100,451	99,041	97,407	96,202

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$751,521	$734,359	$711,635	$718,213	$716,862

NORWOOD FINANCIAL CORP.
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)
	June 30	March 31	December 31	September 30	June 30
Three months ended	2015	2015	2014	2014	2014
INTEREST INCOME
Loans receivable, including fees	$5,924	$6,061	$5,954	$5,972	$5,933
Securities	950	1,023	940	968	1,025
Other	8	4	4	1	2
Total interest income	6,882	7,088	6,898	6,941	6,960

INTEREST EXPENSE
Deposits	618	604	611	600	618
Borrowings	215	177	182	187	187
Total interest expense	833	781	793	787	805
NET INTEREST INCOME	6,049	6,307	6,105	6,154	6,155
PROVISION FOR LOAN LOSSES	420	620	420	420	420
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	5,629	5,687	5,685	5,734	5,735

OTHER INCOME
Service charges and fees	622	572	604	587	583
Income from fiduciary activities	109	105	109	125	99
Net realized gains on sales of securities	134	311	265	301	509
Gains (losses) on sales of loans, net	12	18	82	(15)	26
Earnings and proceeds on life insurance policies	166	165	171	170	175
Other	90	108	96	94	76
Total other income	1,133	1,279	1,327	1,262	1,468

OTHER EXPENSES
Salaries and employee benefits	2,071	2,137	2,252	2,028	2,172
Occupancy, furniture and equipment, net	542	556	516	505	518
Foreclosed real estate owned	232	158	822	271	396
FDIC insurance assessment	65	95	100	104	102
Other	1,258	1,241	1,307	1,216	1,285
Total other expenses	4,168	4,187	4,997	4,124	4,473

INCOME BEFORE TAX	2,594	2,779	2,015	2,872	2,730
INCOME TAX EXPENSE	631	738	474	754	696
NET INCOME	$1,963	$2,041	$1,541	$2,118	$2,034

Basic earnings per share	$0.53	$0.55	$0.42	$0.58	$0.56

Diluted earnings per share	$0.53	$0.55	$0.42	$0.58	$0.56

Book Value per share	$27.40	$27.38	$26.30	$26.30	$26.14

Return on average equity (annualized)	7.80%	8.22%	6.17%	8.62%	8.49%
Return on average assets (annualized)	1.06%	1.15%	0.86%	1.18%	1.15%

Net interest spread (fte)	3.53%	3.80%	3.72%	3.78%	3.77%
Net interest margin (fte)	3.68%	3.94%	3.87%	3.92%	3.91%

Allowance for loan losses to total loans	1.10%	1.16%	1.17%	1.13%	1.12%
Net charge-offs to average loans (annualized)	0.37%	0.39%	0.16%	0.30%	0.43%
Nonperforming loans to total loans	2.00%	1.11%	1.12%	1.18%	1.49%
Nonperforming assets to total assets	1.62%	1.01%	1.31%	1.52%	1.65%